FOUNDERS FUNDS, INC.
                Supplement to Statement of Additional Information
                                dated May 1, 1997


The last paragraph of the section of the Funds' Statement of Additional Information entitled "Investment Adviser and Distributor" is hereby amended on page 48 to delete the reference to David G. Kern, who is no longer associated with Founders.

The sixth sentence of the section of the Funds' Statement of Additional Information entitled "Shareholder Servicing -- Shareholder Services Agreement" is hereby amended on page 49 to read as follows:

     The Funds pay to Founders a prorated monthly fee for such services equal on an annual basis to $26 for each shareholder account of the Funds considered to be an open account at any time during the applicable month.

The sixth sentence of the section of the Funds' Statement of Additional Information entitled "Shareholder Servicing -- Transfer Agency Agreement" is hereby amended on page 50 to read as follows:

     The fees to IFTC are paid on behalf of the Funds by Founders from the $26 per account per annum received by Founders for providing shareholder services to the Funds.

The date of this Supplement is June 2, 1997.